Business Combinations and Divestitures	12 Months Ended
Dec. 30, 2012
Business Combinations [Abstract]
BUSINESS COMBINATIONS AND DIVESTITURES
Business Combinations and Divestitures
Certain businesses were acquired for $17,821 million in cash and stock and $1,204 million of liabilities assumed during 2012. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2012 acquisitions included: Synthes Inc., a global developer and manufacturer of orthopaedics devices; Guangzhou Biosesal Biotech Co. Ltd, a developer of biologic combinations addressing moderate to severe hemostasis; Angiotech Pharmaceuticals, Inc., intellectual property and know how related to the QuillTM Knotless Tissue-Closure Device; Corlmmun Inc., a developer of a phase II treatment for CHF; Calibra Medical, Inc., developer of a unique, wearable three-day insulin patch for convenient and discreet mealtime dosing for people with diabetes who take multiple daily injections of insulin; Spectrum Vision LLC, a full service distributor of contact lenses serving Russia with facilities in the Ukraine and Kazakhstan; marketing authorizations, trademarks, and patents extending ZYRTEC® related market rights in Australia and Canada.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $15,785 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $208 million has been identified as the value of IPR&D associated with the acquisitions of Corlmmun Inc. and Synthes Inc.
The IPR&D related to the acquisition of Synthes, Inc. of $63 million is associated with orthopaedic devices, and the IPR&D associated with Corlmmun of $145 million is related to a CHF treatment. These IPR&D values were calculated using the cash flow projections discounted for the risk inherent in such projects. Synthes Inc. had a probability of success factor of 100%, discounted using a 14% rate. Corlmmun had a probability of success factor of 38%, discounted using a 25% rate.
During the fiscal second quarter, the Company completed the acquisition of Synthes, Inc., a global developer and manufacturer of orthopaedics devices, for a purchase price of $20.2 billion in cash and stock. The net acquisition cost of the transaction is $17.5 billion based on cash on hand at closing of $2.7 billion.
Under the terms of the agreement, each share of Synthes, Inc. common stock was exchanged for CHF 55.65 in cash and 1.717 shares of Johnson & Johnson common stock, based on the calculated exchange ratio. The exchange ratio was calculated on June 12, 2012 and based on the relevant exchange rate and closing price of Johnson & Johnson common stock on that date, the total fair value of consideration transferred was $19.7 billion. When the acquisition was completed on June 14, 2012, based on the relevant exchange rate and closing price of Johnson & Johnson common stock on that date, the total fair value of the consideration transferred was $20.2 billion. Janssen Pharmaceutical, a company organized under the laws of Ireland and a wholly-owned subsidiary of Johnson & Johnson, used cash on hand to satisfy the cash portion of the merger consideration.
The stock portion of the merger consideration consisted of shares of Johnson & Johnson common stock purchased by Janssen Pharmaceutical, from two banks, pursuant to two accelerated share repurchase (ASR) agreements dated June 12, 2012. On June 13, 2012, Janssen Pharmaceutical purchased an aggregate of approximately 203.7 million shares of Johnson & Johnson common stock at an initial purchase price of $12.9 billion under the ASR agreements, with all of the shares delivered to Janssen Pharmaceutical on June 13, 2012.  Final settlement of the transactions under each ASR agreement is expected to occur in the first half of 2013, and may occur earlier at the option of the two banks, as applicable, or later under certain circumstances. Based on the theoretical settlement of the ASR agreements, an additional 19.3 million shares would be issued to settle the ASR agreements as of December 30, 2012.
In addition, while the Company believes that the transactions under each ASR agreement and a series of related internal transactions were consummated in a tax efficient manner in accordance with applicable law, it is possible that the Internal Revenue Service could assert one or more contrary positions to challenge the transactions from a tax perspective. If challenged, an amount up to the total purchase price for the Synthes shares could be treated as subject to applicable U.S. tax at approximately the statutory rate to the Company, plus interest.

The following table summarizes the consideration transferred to acquire Synthes, Inc. valued on the acquisition date of June 14, 2012:

(Dollars in Millions)
Cash (multiply 55.65CHF by shares of Synthes common stock outstanding by the exchange rate)(A)	$6,902
Common Stock (multiply 1.717 by shares of Synthes common stock outstanding by J&J stock price)(B)	$13,335
Total fair value of consideration transferred	$20,237

(A) Synthes common stock outstanding of 118.7 million shares as of the acquisition date and CHF/USD exchange rate of .95674

(B) Johnson & Johnson closing stock price on the New York Stock Exchange as of acquisition date of $65.45 per share.

The Company is still finalizing the allocation of the purchase price to the individual assets acquired and liabilities assumed. The allocation of the purchase price included in the current period balance sheet is based on the best estimate of management. To assist management in the allocation, the Company engaged valuation specialists to prepare independent appraisals. Certain estimated values surrounding litigation loss contingencies are not yet finalized and are subject to change. We will finalize the amounts recognized as we obtain the information necessary to complete the analysis. We expect to finalize these amounts as soon as possible but no later than one year from the acquisition date.

The following table presents the amounts recognized for assets acquired and liabilities assumed as of the acquisition date, as well as the adjustments made up to December 30, 2012:

(Dollars in Millions)	June 14, 2012	December 30, 2012
Cash & Cash equivalents	$2,749	2,749
Inventory	889	1,194
Accounts Receivable, net	738	738
Other current assets	249	238
Property, plant and equipment	1,253	1,253
Goodwill	5,371	6,011
Intangible assets	12,929	12,861
Other non-current assets	46	46
Total Assets Acquired	24,224	25,090

Current liabilities	825	1,053
Deferred Taxes	2,731	3,471
Other non-current liabilities	431	329
Total Liabilities Assumed	3,987	4,853

Net Assets Acquired	$20,237	20,237

The adjustments made since the date of acquisition were to account for changes to inventory, based on the results of the physical inventory counts and deferred taxes, to reflect the statutory tax rate that is being applied to the intangible assets. The revisions to the purchase price allocation were not material to the Statements of Consolidated Earnings for the prior fiscal quarters of 2012.

The assets acquired are recorded in the Medical Devices and Diagnostics segment. The acquisition of Synthes, Inc. resulted in $6.0 billion of goodwill. The goodwill is primarily attributable to synergies expected to arise from the acquisition of Synthes, Inc. The goodwill is not expected to be deductible for tax purposes.

The purchase price allocation to the identifiable intangible assets included in the June 14, 2012 and December 30, 2012 balance sheets were as follows:

(Dollars in Millions)	June 14, 2012	December 30, 2012
Intangible assets with definite lives:
Customer relationships	$9,950	9,870
Patents and technology	1,495	1,508
Total amortizable intangibles	11,445	11,378

Trademark and Trade name	1,420	1,420
In-process research and development	64	63
Total intangible assets	$12,929	12,861

The weighted average life for the $11.4 billion of total amortizable intangibles is approximately 21 years.

The trade name asset values were determined to have an indefinite life based on a number of factors, including trade name history, the competitive environment, market share and future operating plans. The intangible assets with definite lives were assigned asset lives ranging from 7 to 22 years.

The majority of the intangible asset valuation relates to customer relationships, patents and technology and trade name intangible assets in the Company's trauma, cranio maxillofacial, spine and power tools business lines. Additionally, in-process research and development intangible assets were valued for technology programs for unapproved products.

The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. The discount rate applied was 14%.

The Company is in the process of executing the integration plans to combine businesses, sales organizations, systems and locations as a result of which the Company has and will continue to incur integration costs.

The operating results of Synthes were reported in the Company's financial statements beginning on June 14, 2012. Total sales and net earnings for Synthes for the fiscal year ended December 30, 2012 were $2,159 million and $324 million, respectively.

The following table provides pro forma results of operations for the fiscal year ended December 30, 2012 and January 1, 2012, as if Synthes, Inc. had been acquired as of January 3, 2011. The pro forma results include the effect of divestitures and certain purchase accounting adjustments such as the estimated changes in depreciation and amortization expense on the acquired tangible and intangible assets. However, pro forma results do not include any anticipated cost savings or other effects of the integration of Synthes, Inc. Accordingly, such amounts are not necessarily indicative of the results if the acquisition had occurred on the dates indicated or which may occur in the future.

	Unaudited Pro forma consolidated results
(Dollars in Millions Except Per Share Amounts)	2012	2011

Net Sales	$68,894	68,741
Net Earnings attributable to Johnson & Johnson	$11,564	9,427
Diluted Net Earnings per share attributable to Johnson & Johnson	$4.11	3.40

In 2012, the Company recorded acquisition related costs of $1,028 million before tax, which were recorded in Cost of products sold and Other (income) expense.
In connection with the Synthes acquisition, DePuy Orthopaedics, Inc. agreed to divest certain rights and assets related to its trauma business to Biomet, Inc. and completed the initial closing for this transaction in the fiscal second quarter of 2012, including those countries that represented the majority of sales. As of December 30, 2012, the transaction had closed worldwide.
Certain businesses were acquired for $2,797 million in cash and $228 million of liabilities assumed during 2011. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2011 acquisitions included: Crucell N.V., a global biopharmaceutical company focused on the research & development, production and marketing of vaccines and antibodies against infectious disease worldwide; the over-the-counter brands of J.B. Chemicals & Pharmaceuticals Limited, including RINZA®, Russia's leading multi-symptom cough and cold brand, and DOKTOR MOM®, Russia's number two selling cough brand, as well as several other brands; full ownership of the Johnson & Johnson-Merck Consumer Pharmaceuticals Co. joint venture in the U.S. from Merck Sharp & Dohme Corp; and SterilMed, Inc., a leader in the reprocessing and re-manufacturing of medical devices in the U.S.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $2,657 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $982 million has been identified as the value of IPR&D associated with the acquisition of Crucell N.V.
The IPR&D related to the acquisition of Crucell N.V. of $982 million is associated with vaccines and antibodies that prevent and/or treat infectious diseases. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 14-81% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 16%. During the fiscal second quarter of 2012, the Company recorded a charge of $0.5 billion for the intangible asset write-down and $0.4 billion for the impairment of the in-process research and development related to the Crucell business.
Certain businesses were acquired for $1,269 million in cash and $52 million of liabilities assumed during 2010. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2010 acquisitions included: Acclarent, Inc., a privately held medical technology company dedicated to designing, developing and commercializing devices that address conditions affecting the ear, nose and throat (ENT); RespiVert Ltd., a privately held drug discovery company focused on developing small-molecule, inhaled therapies for the treatment of pulmonary diseases; and Micrus Endovascular LLC, a global developer and manufacturer of minimally invasive devices for hemorrhagic and ischemic stroke.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $1,185 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $213 million has been identified as the value of IPR&D associated with the acquisitions of Acclarent, Inc., RespiVert Ltd. and Micrus Endovascular LLC.
The IPR&D related to the acquisition of Acclarent, Inc. was $75 million and is associated with novel, endoscopic, catheter-based devices to meet the needs of ENT patients. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 50-53% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 16%.
The IPR&D related to the acquisition of RespiVert Ltd. was $100 million and is associated with narrow spectrum kinase inhibitors with a unique profile of anti-inflammatory activities as treatments for moderate to severe asthma, Chronic Obstructive Pulmonary Disease (COPD) and Cystic Fibrosis (CF). The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 10-12% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 17%.
The IPR&D related to the acquisition of Micrus Endovascular LLC was $38 million and is associated with ischemic and flow diverter technologies. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 50-75% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 14%.
With the exception of the Synthes, Inc. acquisition, supplemental pro forma information for 2012, 2011 and 2010 in accordance with U.S. GAAP standards related to business combinations, and goodwill and other intangible assets, is not provided, as the impact of the aforementioned acquisitions did not have a material effect on the Company’s results of operations, cash flows or financial position.
During 2012, the Company divestitures included: BYSTOLIC® (nebivolol) IP rights to Forest Laboratories, Inc.; the trauma business of Depuy Orthopaedics, Inc. to Biomet Inc.; the Therakos business to an affiliate of Gores Capital Partners III, L.P.; the sale of certain consumer brands and the RhoGAM® business. In 2012, the gains on the divestitures of businesses were $0.9 billion. During 2011, the Company divestitures included, the Animal Health Business to Elanco, a Division of Eli Lilly, MONISTAT® in Canada, the U.S. and its territories (including Puerto Rico), assets of the Ortho Dermatologics division in the U.S. to subsidiaries of Valeant Pharmaceuticals International, Inc. and the Surgical Instruments Business of Codman & Shurtleff, Inc. In 2011, the gains on the divestitures of businesses were $1.0 billion. During 2010, the Company divestitures included the Breast Care Business of Ethicon Endo-Surgery Inc. The gains on these divestitures were recognized in Other (income)/expense, net.